                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MACATAWA BANK CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               [LOGO] MACATAWA
                                       BANK
                                       Corporation


                                 March 9, 2001

Dear Shareholder:

     We invite you to attend the 2001 Annual Meeting of Shareholders. This year's meeting will be held on Thursday, April 19, 2001, at 10:00 a.m., at Ridgepoint Community Church, 340 - 104th Avenue, Holland, Michigan 49423.

     It is important that your shares are represented at the Annual Meeting. Please carefully read the Notice of Annual Meeting and Proxy Statement. Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy in the envelope provided at your earliest convenience.


                                                  Sincerely,

                                                  /s/ Benj. A. Smith III
                                                  ----------------------
                                                  Benj. A. Smith, III
                                                  Chairman of the Board and
                                                  Chief Executive Officer

                           MACATAWA BANK CORPORATION

                               51 E. Main Street
                            Zeeland, Michigan 49464



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 19, 2001


To Our Shareholders:

       The 2001 Annual Meeting of Shareholders of Macatawa Bank Corporation will be held at Ridgepoint Community Church, 340 104th Avenue, Holland, Michigan 49423, on Thursday, April 19, 2001 at 10:00 A.M., local time, for the following purposes:

       1.   To elect one director, to hold office for a three year term.

       2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

       Shareholders of record at the close of business February 28, 2001, will be entitled to vote at the meeting or any adjournment thereof. Whether or not you expect to be present in person at this meeting, you are urged to sign the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a Proxy.

                                    By order of the Board of Directors

Dated: March 9, 2001



Holland, Michigan                   /s/ Philip J. Koning
                                    --------------------
                                    Philip J. Koning
                                    Secretary

                                                            Dated: March 9, 2001

                           MACATAWA BANK CORPORATION

                               51 E. Main Street
                            Zeeland, Michigan 49464

                              __________________

                                PROXY STATEMENT

                    For the Annual Meeting of Shareholders
                           to be held April 19, 2001
                              __________________

                  SOLICITATION OF PROXIES FOR ANNUAL MEETING

     This Proxy Statement is furnished to the Shareholders of Macatawa Bank Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders which will be held at Ridgepoint Community Church, 340 104th Avenue, Holland, Michigan 49423, April 19, 2001, at 10:00 A.M., local time.

     The Annual Meeting is being held for the following purposes:

          1.   To elect one director, to hold office for a three year term.

          2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     If a proxy in the form distributed by the Company's Board of Directors is properly executed and returned to the Company, the shares represented by the proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the nominee named by the Board of Directors in the proxy. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by Macatawa Bank.

     A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the secretary of the Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On February 28, 2001, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were outstanding 3,589,315 shares of common stock of the Company. Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy. As of February 28, 2001, no person was known by management to be the beneficial owner of more than 5% of the Company's common stock, except as follows:

     Name and Address of           Amount and Nature           Percent of
      Beneficial Owner          of Beneficial Ownership       Common Stock
     ---------------------------------------------------------------------
     Benj. A. Smith, III               262,442 (1)                7.3%
     348 Waverly Road
     Holland, MI 49423

     (1) Includes options to purchase 31,000 shares, 31,000 shares owned by Mr. Smith's spouse, and 30,000 shares held in a trust for the benefit of Mr. Smith's spouse. Also includes 100,125 shares with respect to which Smith & Associates Investment Management Services, an investment advisory firm controlled by Mr. Smith, has voting power, but with respect to which he disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three-year terms of office. The number of directors constituting the Board of Directors is determined from time to time by the Board of Directors. The Board is currently composed of five members.

     One person has been nominated for election to the Board, to serve a three-year term expiring at the 2004 Annual Meeting of Shareholders. The Board has nominated John F. Koetje, an incumbent director.

     Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder's proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing the nominee as a director for a three year term. The nominee is presently serving as a director. The following pages of this Proxy Statement contain more information about the nominee and other directors of the Company.

     A plurality of the votes cast at the Annual Meeting is required to elect the nominee as a director of the Company. As such, the individual who receives this number of votes cast by the holders of the Company's common stock will be elected as directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by Macatawa Bank.

     Except the person nominated by the Board of Directors, no other persons may be nominated for election at the 2001 Annual Meeting. The Company's Articles of Incorporation require at least 60 days prior written notice of any other proposed nomination and no such notice has been received. If any nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become a director as the Board of Directors selects.

The Board of Directors recommends a vote FOR the election of the person nominated by the Board.

                          INFORMATION ABOUT DIRECTORS

     The content of the following table is based upon information as of February 1, 2001, furnished to the Company by the directors. Except as described in the notes following the table, the following directors have sole voting and dispositive power as to all of the shares set forth in the following table.


                                                                                  Amount and         Percent
                                                                 Year First        Nature of            Of
                                                                  Became a        Beneficial          Common
                        Name                            Age       Director       Ownership(1)         Stock
          -----------------------------------           ---      ----------      ------------        -------
Nominee for Election as Director for Term
Expiring in 2004

John F. Koetje (a)                                       65          1998            77,950             2.2%

Directors Whose Terms Expire in 2002

Robert E. DenHerder (a)(b)                               46          1997           127,100             3.5%

Philip J. Koning                                         46          1997            36,750             1.0%

Directors Whose Terms Expire in 2003

G. Thomas Boylan (a)(b)                                  78          1997           124,925             3.5%

Benj. A. Smith, III (b)                                  57          1997           262,442(2)          7.3%

___________________
(a)  Member of the Audit Committee
(b)  Member of the Compensation Committee


                                     NOTES

(1) Except as described in the following notes, each nominee and director owns the shares directly and has sole voting and investment power or shares voting and investment power with his or her spouse under joint ownership. Includes shares of common stock that are issuable under options that are exercisable or will become exercisable within sixty (60) days. The share ownership of the following directors includes shares subject to options that are currently exercisable: Mr. DenHerder (6,000 shares), Mr. Koning (15,000 shares), Mr. Boylan (6,000 shares), Mr. Smith (31,000 shares), and Mr. Koetje (2,000 shares).
(2) Includes 31,000 shares owned by Mr. Smith's spouse; and 30,000 shares held in a trust for the benefit of Mr. Smith's spouse. Also includes 100,125 shares with respect to which Smith & Associates Investment Management Services, an investment advisory firm controlled by Mr. Smith, has voting power, but with respect to which he disclaims beneficial ownership.

_________________________

     G. Thomas Boylan is a director of the Company and the Bank. Mr. Boylan serves as the President of Light Metals Corporation, a manufacturing company located in Wyoming, Michigan, where he has been employed since 1947.

     Robert E. DenHerder is a director of the Company and the Bank. Mr. DenHerder is a business consultant and investor based in Holland, Michigan. From January, 1980 to December, 1999, Mr. DenHerder served as the President of Uniform Color Co., a company located in Holland, Michigan, which manufactures color concentrate for the plastics industry focusing on automotive suppliers.

     John F. Koetje is a director of the Company and the Bank. Mr. Koetje is a partner in John F. Koetje and Associates, a West Michigan builder of residential and light commercial real estate and apartment complexes where he has been employed for 35 years.

     Philip J. Koning has served as President and Chief Executive Officer of the Bank since its inception in November, 1997, and serves as the Secretary and Treasurer of the Company and as a director of both the Company and the Bank.
Mr. Koning was employed by Smith & Associates Investment Management Services prior to February 1998. Mr. Koning has over 23 years of commercial banking experience and served from 1992 to 1997 as Community Bank President with First of America Bank in Holland.

     Benj. A. Smith, III is the Chairman, Chief Executive Officer and a director of the Company and is also Chairman and a director of the Bank. Mr. Smith is an investment advisor and has served from 1992 to the present as the President of Smith & Associates Investment Management Services, an investment management firm located in Holland, Michigan. Prior to 1992, Mr. Smith gained 21 years of banking experience at First Michigan Bank Corporation and its subsidiary FMB-First Michigan Bank of Zeeland, Michigan.

     The Board of Directors had 6 meetings in 2000. The Company has no nominating committee. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board committees which they were eligible to attend.

                            AUDIT COMMITTEE REPORT

     During 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board of Directors on November 14, 2000. The complete text of the new charter is included as Appendix A to this Proxy Statement. The Board of Directors has also examined the composition of the Audit Committee in light of the rules of the National Association of Securities Dealers, Inc. governing audit committees and has confirmed that all members of the Audit Committee are "independent" within the meaning of those rules.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Form 10-K for the year ended December 31, 2000.

          John F. Koetje      Robert E. DenHerder     G. Thomas Boylan
                     James Jurries*           James Batts*

*Advisory members and directors of the Bank.


                           COMPENSATION OF DIRECTORS

     During 1999 and 2000, the directors of the Company and the Bank received an annual retainer of $4,000 and were paid $500 per board meeting attended and $250 per committee meeting attended. Directors are reimbursed for their out-of-pocket expenses for each meeting attended.

     During 1998, directors of the Company and the Bank were not paid any cash compensation for Board of Directors meetings attended. Directors of the Company and the Bank were paid $150 per committee meeting attended. Effective March 19, 1998, the Company awarded stock options to purchase 2,000 shares of common stock to each of Messrs. Smith, Boylan, Den Herder and Koetje. These stock options were granted pursuant to the 1998 Directors' Stock Option Plan, have an exercise price of $10.00 per share, were exercisable beginning March 19, 1999, and expire on March 19, 2008.

                            EXECUTIVE COMPENSATION

                  Committee Report on Executive Compensation

     All of the executive officers of the Company are also executive officers of the Bank, except for Benj. A. Smith, III who is Chief Executive Officer of the Company and Chairman and director of the Bank. Company officers other than Benj.
A. Smith, III serve as officers of the Company as an incident to their primary service as an officer and employee of the Bank and, except for certain directors' fees, receive no compensation directly from the Company.

     Decisions on the compensation of the Company's executive officers are made by the Compensation Committee of the Bank. The Compensation Committee met one time during 2000. Mr. Robert DenHerder serves as the chairman of the Compensation Committee.

     Base Salary - In general, the Board intends to maintain the base salaries of the Company's executive officers and senior managers within peer group levels, with the ability to make appropriate adjustment to reflect other relevant factors, which may include individual performance, experience, expertise and tenure. Annually, the Committee establishes a base wage for the Chief Executive Officer, the President, the Chief Financial Officer, and the Senior Vice President--Loan Administration. The Committee's determination is based upon the performance of the individual and compensation levels established by the Company's peers and evaluations by consultants.

     The base salaries of all other officers and senior managers are established by the Bank's President and Chief Executive Officer.

     Long-Term Incentives - The Company provides long-term incentives in the form of stock options. Each year the Committee recommends to the Board a list of stock options to be granted. These options are intended to recognize individual contributions and to incentivize employees to contribute to the long-term objectives of the Company. To align the interests of its executive officers and senior managers with the Company's shareholders, the Board's compensation strategy provides for a 401(k) matching contribution.

  G. Thomas Boylan          Robert E. DenHerder            Benj. A. Smith III

                          Summary Compensation Table

     Macatawa Bank Corporation does not compensate any of its executive officers, all of whom are also executive officers of the Bank and are paid for their services by the Bank. The following table sets forth the annual and long-term compensation paid by the Company to its Chief Executive Officer, President of the Bank, Chief Financial Officer and Senior Vice President - Loan Administration of the Bank (collectively referred to as the "Named Executives") for services rendered during 1998, 1999 and 2000. The Company's first full year of operations was 1998. No other executive officers of the Company or the Bank received annual compensation in excess of $100,000 during 1998, 1999 or 2000.

                                             Summary Compensation Table
                                                                                        Long Term
                                                  Annual Compensation                 Compensation
                                                -----------------------             -----------------

                                                                        Other
                                                                       Annual          Securities        All Other
                                                                       Compen-         Underlying         Compen-
    Name and Principal Position           Year         Salary         Sation($)        Options(#)        Sation(1)
    ---------------------------           ----         ------         ---------        ----------        ---------
Benj. A. Smith, III.................      2000        $150,000         $     0                  0          $    0
     Chairman of the Board and            1999        $ 75,000         $     0                  0          $    0
     Chief Executive Officer of           1998        $ 32,500         $     0             31,000          $    0
     The Company and a director
     Of the Bank

Philip J. Koning....................      2000        $161,000         $15,000              3,000          $3,003
     Chief Executive Officer and          1999        $155,000         $ 6,000              3,000          $3,829
      President of the Bank and           1998        $144,184         $     0             12,000          $3,020
     Treasurer and Secretary of
     The Company

Steven L. Germond (2)...............      2000        $ 61,346         $ 7,500              2,800          $  131
      Chief Financial Officer of          1999        $      0         $     0                  0          $    0
      The Company and the Bank            1998        $      0         $     0                  0          $    0

Ray D. Tooker (3)...................      2000        $120,002         $10,000              1,000          $  251
     Senior Vice President - Loan         1999        $ 78,462         $ 5,000              4,000          $  642
      Administration of the Bank          1998        $      0         $     0                  0          $    0

(1) Includes an automobile allowance ($2,644 in 2000, $2,521 in 1999 and $2,637 in 1998) paid by the Company for the benefit of Mr. Koning, as well as term life insurance premiums paid for the benefit of executive officers listed above.
(2) Mr. Germond was hired effective June 5, 2000, at an annual salary of $110,000. The Summary Compensation Table discloses compensation from his hire date through December 31, 2000.
(3) Mr. Tooker was hired effective May 3, 1999, at an annual salary of $120,000. The Summary Compensation Table discloses his 1999 compensation from his date of hire through December 31, 1999.

            Option Grants in 2000. Shown below is information on grants of stock options pursuant to the Company's Stock Compensation Plan.

                                                     Individual Grants
                                                -------------------------
                                                                                                           Potential
                                                                                                           Realizable
                                                                                                            Value at
                                                                                                            Assumed
                                                                                                          Annual Rates
                                                                                                         Of Stock Price
                            Number of         Percent of                                                  Appreciation
                            Securities       Total Options                                                 For Option
                            Underlying        Granted to         Exercise or                                Term (3)
                              Options        Employees in        Base Price          Expiration
      Name                  Granted/(1)/         2000         (per share)/(2)/          Date              5%        10%
---------------------------------------------------------------------------------------------------------------------------
 Philip J. Koning.......       3,000            12.7%               $12.75            12-21-10          $24,055    $60,960

 Steven L. Germond......         800             3.4%               $12.75            12-21-10          $ 6,414    $16,256
                               2,000             8.5%               $12.00             6-15-10          $15,093    $38,250

 Ray D. Tooker.                1,000             4.2%               $12.75            12-21-10          $ 8,018    $20,320
---------------------------------------------------------------------------------------------------------------------------

      (1) Indicates number of shares which may be purchased pursuant to options granted in 2000 under the Company's Stock Compensation Plan as of December 31, 2000. During 2000, the Company granted to eligible employees options to purchase an aggregate of 23,600 shares. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant.
      (2) The exercise price equals the prevailing market price of the Common Stock on the date of grant. The exercise price may be paid in cash, by the delivery of previously owned shares, through the withholding of shares otherwise issuable upon exercise or a combination thereof.
      (3) These amounts are based on assumed rates of appreciation over the entire option period without any discount to present value. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be realized.

     Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of the Company's Common Stock granted under the Option Plans to the Named Executives and held by them at December 31, 2000. None of the Named Executives exercised any stock options during 2000.

                                         Number of Shares Subject to           Value of Unexercised
                                           Unexercised Options Held          In-the-Money Options at
                                             at December 31, 2000              December 31, 2000(1)
                                         ---------------------------         -----------------------

               Name                     Exercisable     Unexercisable     Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------
Benj. A. Smith III................         31,000                 0          $22,500             $    0

Philip J. Koning..................         15,000             3,000          $33,750             $3,000

Steven L. Germond.................              0             2,800          $     0             $4,300

Ray D. Tooker.....................          4,000             1,000          $     0             $1,000
-------------------------------------------------------------------------------------------------------------

(1) The value of unexercised options reflects the increase in market value of the Company's Common Stock from the date of grant through December 31, 2000 (when the closing price of the Company's Common Stock was $13.75 per share). Value actually realized upon exercise by the Named Executives will depend on the value of the Company's Common Stock at the time of exercise.

     Benefits. The Company provides group health and life insurance benefits and supplemental unemployment benefits to its regular employees, including executive officers. In January 1999, the Company implemented a 401(k) plan.

     Security Ownership of Management. The following table shows, as of February 1, 2001, the number of shares beneficially owned by each of the Named Executives identified in the executive compensation tables of this proxy statement and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                            Amount and Nature of        Percent of
 Name                                                      Beneficial Ownership(1)     Common Stock
----------------------------------------------------------------------------------------------------
 Benj. A. Smith, III..................................              262,442                 7.3%

 Philip J. Koning.....................................               36,750                 1.0%

 Steven L. Germond....................................                  200                    *

 Ray D. Tooker........................................                3,000                    *

 All Executive Officers and Directors as a Group
 (7 persons)..........................................              632,367                17.6%
----------------------------------------------------------------------------------------------------

(1) See Footnotes 1 and 2 to the Information About Directors table appearing on page 3 of this Proxy Statement.
*    Less than 1.0%

                       TRANSACTIONS INVOLVING MANAGEMENT

     Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 2000. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve an unusual risk of collectibility or present other unfavorable features.

     The Bank leases its Holland office located at 106 E. 8th Street, Holland, Michigan 49423, from a corporation wholly owned by Benj A. Smith, III, an officer and director of the Company. The Bank leases its Wyoming, Michigan branch facility from a limited liability company co-owned by John F. Koetje, a director of the Company. The terms of these leases were negotiated on an arm's-length basis, and the Company believes that the rent and other terms reflect fair market value.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon written representations by each director and officer, all the reports were filed by such persons during the last fiscal year, except for one late initial statement by each of Messrs. Germond and Tooker.

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph shows the cumulative total shareholder return on an investment in the Company's common stock compared to the Russell 2000 Index and the Media General Group Index of Regional-Midwest Banks. The comparison assumes a $100 investment on April 1, 1998, the date of the Company's initial public offering, at the Company's initial public offering price of $10.00 per share and assumes that dividends are reinvested.

                                    [GRAPH]


----------------------------------------------------------------------------------------------------------------------
                                    4/1/98      6/30/98     12/31/98     6/30/99     12/31/99     6/30/00     12/29/00
----------------------------------------------------------------------------------------------------------------------
Macatawa Bank Corporation           100.00       147.50       152.50      142.50       145.00      120.63       138.30
----------------------------------------------------------------------------------------------------------------------
MG Group Index                      100.00        99.52       103.97      101.20        86.34       76.32       102.91
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                  100.00        95.34        88.31       95.86       105.62      108.17       101.06
----------------------------------------------------------------------------------------------------------------------

Source: Media General Financial Services, Richmond, Virginia.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The combined consolidated financial statements of the Company have been examined by Crowe, Chizek and Company LLP, independent certified public accountants. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting with the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. It is anticipated that the Company's Audit Committee will select the Company's auditors before the end of this calendar year.

                        PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees for services provided to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Crowe, Chizek and Company LLP:

          Audit Fees..................................  $ 46,000
          Financial Information Systems
             Design and Implementation Fees...........  $      0
          All Other Fees..............................  $ 62,935
                                                        --------
             Total Fees...............................  $108,935
                                                        ========

     The Audit Committee discussed with the independent accounting firm and considered whether the provision of services described above under "All Other Fees" is compatible with maintaining the principal accountant's independence.

                  SHAREHOLDER PROPOSALS--2002 ANNUAL MEETING

     Any proposal of a shareholder intended to be presented for action at the 2002 annual meeting of the Company must be received by the Company at 348 Waverly Road, Holland, Michigan 49423, not later than November 15, 2001, if the shareholder wishes the proposal to be included in the Company's proxy materials for that meeting.

                      AVAILABILITY OF 10-K ANNUAL REPORT

     An annual report on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2000, will be provided free to shareholders upon written request. Write to Macatawa Bank Corporation, Attention: Steven L. Germond, 348 Waverly Road, Holland, Michigan 49423. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet web site that contains reports and other information regarding companies, including the Company, that file electronically. The SEC's web site address is http:\\www.sec.gov.

                                 MISCELLANEOUS

     The management of the Company is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Company.


                                    By order of the Board of Directors
March 9, 2001

                                    /s/ Philip J. Koning

                                    Philip J. Koning
                                    Secretary

                                  APPENDIX A

                           MACATAWA BANK CORPORATION

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
     . Review and appraise the audit efforts of the Corporation's independent accountants and internal audit function.
     . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors of the Corporation or its subsidiaries as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. Independent directors shall be those who are not currently, nor in the last three years have been employed by the Corporation or its subsidiaries; receive no remuneration other than normal director fees; they shall have no immediate family members in Senior Management positions at the Corporation or its subsidiaries; and they or any company they control shall not receive more than 5% of their sales volume from business done with the Corporation or its subsidiaries. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal audit coordinator and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below).

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal audit function and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the internal audit function, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit function.

Process Improvement

11. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants or the internal audit function in connection with the preparation of the financial statements.

13. Review with the independent accountants, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate point of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the internal audit department/provider.

17. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statement.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                           MACATAWA BANK CORPORATION


                                                    Annual Meeting to be held at

                                                     Ridgepoint Community Church
                                                                340-104th Avenue
                                                         Holland, Michigan 49423

                                                   April 19, 2001, at 10:00 a.m.



                            YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed postage-paid envelope which is addressed to our transfer agent at
                                 Macatawa Bank
                     250 E. 8th Street, Holland, MI 49423





                           Detach Proxy Card Here

                           MACATAWA BANK CORPORATION
                           -------------------------
                      250 E. 8th Street, Holland, MI 49423
               This Proxy is Solicited by the Board of Directors.

The undersigned hereby appoints Benj. A. Smith, III and Philip J. Koning, or either one of them, with power of substitution in each, proxies to vote, as designated on the reverse side, all of the undersigned's shares of Common Stock of MACATAWA BANK CORPORATION, at the Annual Meeting of Shareholders to be held on April 19, 2001, and any and all adjournments thereof.

                                    Please date, sign exactly as name appears hereon, and mail promptly in the enclosed envelope which requires no postage if mailed in the United States. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If shares are held jointly, both owners must sign.

                                    Dated:
                                    ______________________________________, 2001

                                    Signature:__________________________________

                                    Signature:__________________________________
                                                   (Continued on the other side)

                           Detach Proxy Card Here

             Properly executed proxies will be voted as marked and,
              if not marked, will be voted FOR all of the nominees

                                           Please Mark Your Choice Like This. :

-------------------------------------------------------------------------------

1. Election of Directors -- The Board of Directors recommends a vote FOR the nominees named below. (Check Only One Box)
                                       ---

     A.   For the nominee listed below [ ]

     B.   For none of the nominees listed below [ ]

               John F. Koetje

--------------------------------------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

--------------------------------------------------------------------------------

                    (To be Dated and Signed on Other Side)